
NUMBER                                                                                                         SHARES
 BNC                                                     BNC BANCORP
                                                THOMASVILLE, NORTH CAROLINA                              SEE REVERSE FOR
                                                                                                       CERTAIN DEFINITIONS

                                  INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

                                                                                                        CUSIP 055667 10 1


        THIS CERTIFIES that









        is the owner of


                           FULLY PAID SHARES OF THE COMMON STOCK OF NO PAR VALUE PER SHARE OF
                          -------------------------BNC BANCORP----------------------------------

                                              CERTIFICATE OF STOCK

       transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly enclosed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
                IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and the Seal of the Corporation to be hereunto affixed.


Dated


                                                    BNC Bancorp
                                                     Corporate
                                                       Seal
       ?????????                                        NC                              ?????????
-------------------------------                                         ----------------------------------------
       SECRETARY                                                                        PRESIDENT

COUNTERSIGNED AND REGISTERED:
  REGISTRAR AND TRANSFER COMPANY
     (Cranford, New Jersey)

BY
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR


                                                            AUTHORIZED SIGNATURE

                                  BNC BANCORP

     The following abbreviations, when use in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



   TEN COM - as tenants in common               UNIF GIFT MIN ACT-___________Custodian______________
   TEN ENT - as tenants by the entireties                            (Cust)               (Minor)
   JT TEN -  as joint tenants with right of
             survivorship and not as tenants                      under Uniform Gifts to Minors
             in common                                            Act___________________
                                                                          (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, _____________hereby sell, assign and transfer unto


     PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
     _______________________________________
     |                                     |
     |                                     |
     |                                     |
     |_____________________________________|


  _____________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)



  _____________________________________________________________________________



  _____________________________________________________________________________



  _______________________________________________________________________shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint___________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

  Dated_______________________





                              ________________________________________________
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                              WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




  SIGNATURE(S) GUARANTEED: _____________________________________________________
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.